 U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2015

China Liaoning Dingxu Ecological Agriculture Development, Inc.

(Exact name of small business issuer as specified in its charter)

Commission File No.  333-170480

Nevada	80-0638212
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 2119 Mingyong Building, No. 60 Xian Road.

Shahekou District, Dalian, China 116021

(Address of Principal Executive Offices)

86-13909840703

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The board of directors, and shareholders holding a majority of the outstanding shares of common stock of China Liaoning Dingxu Ecological Agriculture Development, Inc. (the “Corporation”) authorized an amendment to the Articles of Incorporation of the Corporation in order to change the name of the Corporation to “China Bailiberry Dingxu Technology Corporation” by filing with the Secretary of State of Nevada the Amendment. The Company is in the process of filing the appropriate paperwork with the State of Nevada and FINRA to effectuate the foregoing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Certificate of Amendment to Articles of Incorporation.

2

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Liaoning Dingxu Ecological Agriculture Development, Inc.

May 21, 2015	By:	/s/ Chin Yung Kong
Chin Yung Kong
President, Chief Executive Officer, Chief Financial Officer